UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2025

DIRTT ENVIRONMENTAL SOLUTIONS LTD

Canada	001-39061	00-0000000

7303 30th Street S.E.
Calgary, Alberta		T2C 1N6

Registrant’s Telephone Number, Including Area Code: (403) 723-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Director Nominations

The Board of Directors of DIRTT Environmental Solutions Ltd. (the “Company” or “DIRTT”) has established June 24, 2025 as the date of the Company’s 2025 annual and special meeting of shareholders (the “2025 Annual Meeting”). The time and location of the 2025 Annual Meeting will be set forth in the Company’s definitive proxy statement for the 2025 Annual Meeting to be filed with the Securities and Exchange Commission (the “SEC”). The record date for determining shareholders entitled to notice of, and to vote at, the 2025 Annual Meeting will be the close of business on May 21, 2025.

Because the date of the 2025 Annual Meeting is being advanced by more than 30 days from the anniversary date of the Company’s 2024 annual and special meeting of shareholders, the Company is filing this Current Report on Form 8-K to inform shareholders of this change and to provide the due date for the submission of any qualified shareholder proposals or qualified shareholder director nominations. Any such proposal must also comply with the requirements as to form and substance established by the SEC in order to be included in the proxy statement relating to the 2025 Annual Meeting.

Shareholders who intend to present proposals for inclusion in the Company’s proxy materials for the 2025 Annual Meeting pursuant to Rule 14a-8 (“Rule 14a-8”) promulgated under the Securities and Exchange Act of 1934 (the “Exchange Act”), must ensure that such proposals are delivered to or mailed and received by the Company’s Secretary at DIRTT Environmental Solutions Ltd., 7303 30th Street S.E., Calgary, Alberta, Canada T2C 1N6, Attention: Corporate Secretary, no later than May 15, 2025, which the Company has determined to be a reasonable time before it expects to begin to deliver and make available its proxy materials for the 2025 Annual Meeting, and must furthermore comply with all applicable requirements of Rule 14a-8.

Pursuant to the Company’s Amended and Restated Bylaw No.1 (the “Bylaws”), for shareholder director nominations to be considered at an annual meeting, the shareholder must give timely notice thereof in writing to the Chair of the Board at DIRTT Environmental Solutions Ltd., 7303 30th Street S.E., Calgary, Alberta, Canada T2C 1N6, Attention: Corporate Secretary. To be timely for the 2025 Annual Meeting, a shareholder’s notice must be delivered to or mailed and received by the Company’s Secretary at the Company’s principal executive offices not later than the close of business on May 23, 2025. A shareholder’s notice to the Secretary must also set forth the information required by the Bylaws.

In addition to satisfying the foregoing requirements under the Bylaws, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 5, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2025

DIRTT Environmental Solutions Ltd.

By: /s/ Benjamin Urban

Benjamin Urban

Chief Executive Officer